VARIABLE INTEREST ENTITIES: (Tables)	12 Months Ended
Dec. 31, 2011
VARIABLE INTEREST ENTITIES:
Schedule of the carrying values of assets and liabilities of the Viance joint venture included in the Consolidated Balance Sheets

	December31,
	2011	2010
Cash and cash equivalents	$2.9	$6.6
Other current assets	10.8	17.7
Total current assets	13.7	24.3
Other intangible assets, net	65.1	71.6
Other assets	3.1	3.6
Total assets	$81.9	$99.5

Total liabilities	$4.8	$11.2